SECTION 906 CERTIFICATION

            CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350,
                        AS ADOPTED PURSUANT TO
              SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002


Name of Issuer:          USAA MUTUAL FUNDS TRUST


S&P 500 Index Fund Reward Shares               Ultra Short Term Bond Fund
S&P 500 Index Fund Member Shares               Target Retirement Income Fund
Total Return Strategy Fund                     Target Retirement 2020 Fund
Real Return Fund                               Target Retirement 2030 Fund
Real Return Fund Institutional Shares          Target Retirement 2040 Fund
Extended Market Index Fund                     Target Retirement 2050 Fund
Nasdaq - 100 Index Fund                        Global Opportunities Fund


In connection with the Semi-Annual Reports on Form N-CSR/S (Reports) of the above-named issuer for the Funds listed above for the period ended June 30, 2011, the undersigned hereby certifies, that:

1. The Reports fully comply with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2. The information contained in the Reports fairly present, in all material respects, the financial condition and results of operations of the issuer.


Date:   08/26/2011                /S/ CHRISTOPHER W. CLAUS
       ________________           ___________________________________
                                  Christopher W. Claus
                                       President
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                      SECTION 906 CERTIFICATION

            CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350,
                        AS ADOPTED PURSUANT TO
              SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002


Name of Issuer:          USAA MUTUAL FUNDS TRUST


S&P 500 Index Fund Reward Shares               Ultra Short Term Bond Fund
S&P 500 Index Fund Member Shares               Target Retirement Income Fund
Total Return Strategy Fund                     Target Retirement 2020 Fund
Real Return Fund                               Target Retirement 2030 Fund
Real Return Fund Institutional Shares          Target Retirement 2040 Fund
Extended Market Index Fund                     Target Retirement 2050 Fund
Nasdaq - 100 Index Fund                        Global Opportunities Fund


In connection with the Semi-Annual Reports on Form N-CSR/S (Reports) of the above-named issuer for the Funds listed above for the period ended June 30, 2011, the undersigned hereby certifies, that:

1. The Reports fully comply with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2. The information contained in the Reports fairly present, in all material respects, the financial condition and results of operations of the issuer.


Date:  08/26/2011                 /S/ ROBERTO GALINDO, JR.
      ________________            _________________________________
                                  Roberto Galindo, Jr.
                                  Treasurer